EXHIBIT 10.21

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY A TRIPLE ASTERISK (***). THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.]

                                 HELLOSOFT, INC.
                               SERVICES AGREEMENT
                                  Amendment 1.0

         This Amendment ("Amendment") to the HelloSoft Services Agreement dated March 31 2004 ("Agreement") is made and entered into as of October 11th, 2004 (the "Amended Effective Date") between HelloSoft, Inc. ("HelloSoft'5, a Delaware corporation, having a principal place of business at 2099 Gateway Place, Suite 200, San Jose, California 95110, and New Visual ("New Visual"), a Cailifornia corporation, having its place of business at 5920 Friars Road, Suite 104, San Diego, CA 92108.
         IN WITNESS WHEREOF, the parties hereto have agreed to replace Exhibit A of the Agreement entirely with the Exhibit A found in this Amendment. HELLOSOFT, INC.

By:      Chip Stearns
/s/      Chip Stearns
---------------------------
Date: September 30 2004
Title: VP of Biz Dev
Address: 2099 Gateway Place #200
Address: San Jose, CA 95110.

NEW VISUAL
By:      Brad Ketch
         /s/ Brad Ketch
         ---------------------------
Date: September 30 2004
Title: CEO/President
Address: 5920 Friars Road, Suite 104
Address: San Diego, CA 92108


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                                   EXHIBIT A
                                    SERVICES

1.       Project Description.
         Phase I:
                  1. ***
                  2. ***
                  3. ***
                  4. ***
                  5. ***

2.       Compensation
         Phase I:
                  New Visual will pay HelloSoft $185,000 USD.


*** Confidential material redacted and filed separately with the Commission.